UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2009

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On October 16, 2009, General Electric Company (the “Company”) issued a press release setting forth GE’s third-quarter 2009 earnings. A copy of GE’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 16, 2009, the Company received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding a blackout period under the GE Savings & Security Program (the “S&SP”). The purpose of the blackout period is to allow the Company to transfer recordkeeping and certain other administrative services of the S&SP to Fidelity Investments®.

The blackout period will be in effect beginning at 4:00 p.m. Eastern Time on November 30, 2009 and is expected to end on December 7, 2009 (or possibly later that week). During the blackout period, S&SP participants will be temporarily unable to direct or diversify investments in their individual accounts; obtain loans, withdrawals, or distributions from the S&SP; or view account information. Notice of the applicable blackout period was sent to all participants and beneficiaries under the S&SP.

Because the S&SP includes GE common stock as an investment option, on October 16, 2009, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, the Company sent a separate notice (the “Insider Notice”) to its directors and executive officers informing them that during the blackout period they would generally be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring, GE common stock or any other equity security or derivative security of GE acquired in connection with their employment as an officer or service as a director. A copy of the Insider Notice is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

During the blackout period and for two years after the ending date of the blackout period, a stockholder or other interested person may obtain, without charge, information regarding the actual ending date of the blackout period by contacting Michael McAlevey at General Electric Company, 3135 Easton Turnpike, Fairfield, Connecticut 06828-0001, or by phone at (203) 373-2211.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

99.1	Press release, dated: October 16, 2009, issued by General Electric Company

99.2	Notice to Directors and Executive Officers of General Electric Company: Blackout Period for Transactions in GE Securities, dated October 16, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: October 16, 2009	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

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